                        ANNUAL REPORT / OCTOBER 31, 2000

                             AIM EQUITY FUNDS, INC.

                              INSTITUTIONAL CLASSES

                                AIM CHARTER FUND
                             AIM CONSTELLATION FUND
                               AIM WEINGARTEN FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

TABLE OF CONTENTS

AIM CHARTER FUND                2
AIM CONSTELLATION FUND         18
AIM WEINGARTEN FUND            34


 AN INVESTMENT IN THESE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NEITHER INSURED
    NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
     GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

         This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
 Chairman of        in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please call our Client Services Department at 800-659-1005 during normal business hours.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------

AIM CHARTER FUND

AIM Charter Fund is for shareholders who seek growth of capital with a secondary objective of current income. The fund invests in the securities of companies that have prospects for both capital growth and dividend income.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Charter Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o   One-year performance includes reinvested distributions of $1.35 per share.
o Average annual total returns for Institutional Class shares for periods ended 9/30/00, the most recent calendar quarter-end, are as follows: one year, 25.99%; five years, 21.62%; inception (7/30/91), 17.40%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The unmanaged Lipper Large-Cap Core Equity Fund Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

RESULTS OF A $10,000 INVESTMENT
AIM CHARTER FUND  VS. BENCHMARK INDEXES

7/30/91-10/31/00

in thousands
================================================================================
                                                         Lipper Large
             AIM Charter Fund,                             Cap Core
            Institutional Class        S&P 500         Equity Fund Index
--------------------------------------------------------------------------------
7/30/91            10000                10000                10000
10/91              10512                10200                10346
10/92              10988                11215                11252
10/93              12898                12887                13129
10/94              12637                13384                13428
10/95              16105                16918                16333
10/96              18891                20992                19753
10/97              24379                27730                25374
10/98              27230                33834                29974
10/99              36644                42517                36989
10/00              41772                45101                40554

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

Performance results for the indexes are for the period
7/31/91-10/31/00.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00

================================================================================
AIM CHARTER FUND, INSTITUTIONAL CLASS
  Inception (7/30/91)           16.70%
  5 years                       21.01
  1 year                        14.01
================================================================================

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM CHARTER FUND STAYS ON COURSE  DESPITE MARKET UNCERTAINTY

THE STOCK MARKET WAS QUITE BUMPY DURING THE PAST YEAR. HOW DID AIM CHARTER FUND PERFORM?
Despite volatile markets, AIM Charter Fund continued its run of strong performance. For the fiscal year ended October 31, 2000, the Institutional Class had total returns of 14.01%. The fund outperformed the S&P 500, which had a total return of 6.08% for the same period.
    AIM Charter Fund's performance for the fiscal year ended October 31 includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, the fund's performance has been affected by the technology sector sell-off and other market difficulties.

WHAT WERE MARKET CONDITIONS LIKE DURING THE REPORTING PERIOD?
Markets rallied strongly during the first half of the fiscal year, but experienced a choppy, downward trend in the second half. In late 1999 and early 2000, technology stocks led the surge, with the tech-laden Nasdaq soaring to record levels well into March. However, investor concern about possible overvaluations sparked a sharp tech sell-off late in the month. Investors were also concerned that the Federal Reserve Board (the Fed) would keep raising interest rates to slow torrid economic growth and to contain inflation. The ensuing sell-off affected nearly every stock-market sector in April and caused severe market volatility.
    Amid mounting evidence that economic growth was slowing, markets rallied in May and June at the prospect of no more Fed rate hikes. Indeed, the Fed left interest rates unchanged for the rest of the fiscal year. However, in late summer and early fall, a combination of rising oil prices, unrest in the Middle East and concern about corporate earnings created another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro negatively affected profit margins.
    Major market indexes such as the S&P 500 and the Nasdaq peaked fairly early in 2000, and as of the close of the fiscal year they had not regained those levels. Even so, most market indexes recorded gains for the 12-month reporting period. After tech stocks faded, stocks in several other sectors--including financial services, health care, energy and utilities--posted healthy gains. And while growth stocks (those perceived to have above-average growth potential) outperformed value stocks (those perceived to be undervalued relative to the broader market) during the first half of the year, value made a comeback in the second half, leaving growth behind.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Our process of focusing on large, market-leading companies with above-average growth prospects helped the fund outperform its benchmark (the S&P 500) for the fiscal year. The fund's strategy of investing in companies that have experienced long-term growth and growing dividends also proved beneficial in the uncertain market environment, as did its diversification across many market sectors, which offered some protection during extreme volatility.

WHAT WERE THE BEST-PERFORMING SECTORS FOR THE FUND?
The fund's overweightings in financial services, health care and capital goods boosted performance. Financial and health-care stocks particularly benefited when tech stocks fell out of favor because these sectors were perceived as more fundamentally sound than technology. Although the fund's energy weighting was fairly small, it also contributed to performance.
    Consumer cyclicals, especially retail companies, were hurt by slowing growth in consumer spending, so the fund remained underweighted in this sector while we carefully followed earnings.

HAS YOUR TECHNOLOGY WEIGHTING CHANGED?
Technology stocks accounted for about 36% of the portfolio, up slightly from a year ago, with an emphasis on stocks with

AIM CHARTER FUND
INSTITUTIONAL CLASS
VS. BENCHMARK INDEX

One-year returns, as of 10/31/00

================================================================================
FUND INSTITUTIONAL CLASS      14.01%

S&P 500                        6.08%
================================================================================

                      -------------------------------------

                         MARKETS RALLIED STRONGLY DURING

                        THE FIRST HALF OF THE FISCAL YEAR

                       BUT EXPERIENCED A CHOPPY, DOWNWARD

                            TREND IN THE SECOND HALF.

                      -------------------------------------


                                AIM CHARTER FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

==========================================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd. (Bermuda)   5.48%      1. Computers (Software & Services)               9.63%
 2. Chase Manhattan Corp. (The)         4.89       2. Investment Banking/Brokerage                  6.59
 3. General Electric Co.                4.42       3. Health Care (Drugs-Major Pharmaceuticals)     6.34
 4. Pfizer Inc.                         4.18       4. Communications Equipment                      6.19
 5. Cisco Systems, Inc.                 3.47       5. Manufacturing (Diversified)                   6.06
 6. Morgan Stanley Dean Witter & Co.    3.45       6. Financial (Diversified)                       6.01
 7. VERITAS Software Corp.              3.30       7. Electronics (Semiconductors)                  5.90
 8. Target Corp.                        3.27       8. Electrical Equipment                          5.06
 9. American International Group, Inc.  3.16       9. Banks (Money Center)                          4.89
10. Citigroup Inc.                      3.11      10. Computers (Hardware)                          3.53

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================

solid earnings growth. Even though tech stocks have taken a beating in 2000, which has been a drag on fund performance, we continue to find good long-term growth prospects in this sector, focusing on companies involved in data storage and the build-out of the Internet infrastructure.

WHAT STOCKS PERFORMED WELL FOR THE FUND?
Among financial stocks, brokerage firms and asset-management companies performed well. Top U.S. retail broker Merrill Lynch and venerable investment bank Goldman Sachs--both fund holdings--reported earnings ahead of analysts' estimates for the third quarter on the strength of their core businesses: for Merrill Lynch, asset management; for Goldman Sachs, initial public offering (IPO) underwriting and mergers and acquisitions.
    In health care, pharmaceutical giant Pfizer, which earlier this year merged with Warner-Lambert, continued to be a standout performer for the fund. The company reported a 30% jump in third-quarter profits over the previous year as sales of its top drugs posted strong gains.
    In capital goods, fund holdings General Electric (GE) and Tyco International both performed well. A highly diversified company, GE reported record earnings on the strength of its power-systems, technical-products, plastics and financial-services divisions. Tyco, a diversified manufacturing and services company, reported its fiscal fourth-quarter earnings rose 40% over the previous year on double-digit internal growth, surging electronics sales and the integration of major acquisitions.

WHAT WERE SOME TECH STOCKS YOU FAVORED?
Among our technology holdings, VERITAS Software, Sun Microsystems and Celestica performed well. VERITAS, a leading maker of data-storage software used in corporate networks, reported an 81% increase in earnings. Sun Microsystems is the leading supplier of network servers, the powerful computers that make up the backbone of the Internet. The company reported earnings up 85% from the previous year. And Celestica, a Toronto-based electronics manufacturer whose products are used in computer servers, workstations, peripherals and communications devices, reported a whopping 186% increase in third-quarter profits.

WHAT IS YOUR NEAR-TERM OUTLOOK?
The economic climate appeared favorable for stocks at the close of the reporting period despite often-extreme market volatility. The nation's unemployment rate had fallen to its lowest level in three decades. Consumer spending, sluggish for much of the second half of the fiscal year, started to pick up again. And inflation was moderate despite higher oil prices.
    Perhaps most importantly, corporate profit growth, while declining for some, was still impressive for many companies. However, because of a degree of uncertainty surrounding near-term economic trends and future international developments, markets may continue to be volatile. Investors would be wise to maintain a long-term perspective in such an environment.

                      -------------------------------------

                          THE ECONOMIC CLIMATE APPEARED

                      FAVORABLE FOR STOCKS AT THE CLOSE OF

                          THE REPORTING PERIOD DESPITE

                        OFTEN-EXTREME MARKET VOLATILITY.

                      -------------------------------------

                                AIM CHARTER FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE

DOMESTIC STOCKS & OTHER EQUITY INTERESTS-78.41%

BANKS (MONEY CENTER)-4.89%

Chase Manhattan Corp. (The)         10,000,000   $  455,000,000
===============================================================

BIOTECHNOLOGY-0.81%

Amgen Inc.(a)                        1,300,000       75,318,750
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.38%

AT&T Corp.-Liberty Media
  Corp.-Class A                      5,500,000       99,000,000
---------------------------------------------------------------
Comcast Corp.-Class A(a)             3,000,000      122,250,000
===============================================================
                                                    221,250,000
===============================================================

CHEMICALS (DIVERSIFIED)-0.52%

Pharmacia Corp.-$2.60 Conv. Pfd.
  ACES(b)                            1,000,000       48,187,500
===============================================================

COMMUNICATIONS EQUIPMENT-1.71%

Comverse Technology, Inc.(a)           700,000       78,225,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,000,000       81,375,000
===============================================================
                                                    159,600,000
===============================================================

COMPUTERS (HARDWARE)-3.13%

Gateway, Inc.(a)                     1,350,000       69,673,500
---------------------------------------------------------------
Sun Microsystems, Inc.(a)            2,000,000      221,750,000
===============================================================
                                                    291,423,500
===============================================================

COMPUTERS (NETWORKING)-3.47%

Cisco Systems, Inc.(a)               6,000,000      323,250,000
===============================================================

COMPUTERS (PERIPHERALS)-1.91%

EMC Corp.(a)                         2,000,000      178,125,000
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-7.63%

Ariba, Inc.(a)                         800,000      101,100,000
---------------------------------------------------------------
Microsoft Corp.(a)                     600,000       41,325,000
---------------------------------------------------------------
Oracle Corp.(a)                      6,000,000      198,000,000
---------------------------------------------------------------
VERITAS Software Corp.(a)            2,178,800      307,244,844
---------------------------------------------------------------
Vitria Technology, Inc.(a)           2,325,000       62,484,375
===============================================================
                                                    710,154,219
===============================================================

ELECTRICAL EQUIPMENT-5.06%

General Electric Co.                 7,500,000      411,093,750
---------------------------------------------------------------
Solectron Corp.(a)                   1,350,000       59,400,000
===============================================================
                                                    470,493,750
===============================================================

ELECTRONICS (SEMICONDUCTORS)-2.06%

Analog Devices, Inc.(a)              1,500,000       97,500,000
---------------------------------------------------------------
Linear Technology Corp.                700,000       45,193,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

Texas Instruments Inc.               1,000,000   $   49,062,500
===============================================================
                                                    191,756,250
===============================================================

ENTERTAINMENT-1.83%

Time Warner Inc.                     2,250,000      170,797,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.46%

Applied Materials, Inc.(a)             800,000       42,500,000
===============================================================

FINANCIAL (DIVERSIFIED)-6.01%

American Express Co.                 4,500,000      270,000,000
---------------------------------------------------------------
Citigroup Inc.                       5,500,000      289,437,500
===============================================================
                                                    559,437,500
===============================================================

HEALTH CARE (DIVERSIFIED)-1.36%

American Home Products Corp.         2,000,000      127,000,000
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.07%

Genentech, Inc.(a)                   1,204,000       99,330,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-6.34%

Allergan, Inc.                       1,250,000      105,078,125
---------------------------------------------------------------
Pfizer Inc.                          9,000,000      388,687,500
---------------------------------------------------------------
Pharmacia Corp.                      1,750,000       96,250,000
===============================================================
                                                    590,015,625
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-0.74%

Health Management Associates,
  Inc.-Class A(a)                    3,500,000       69,343,750
===============================================================

HEALTH CARE (MANAGED CARE)-1.18%

UnitedHealth Group Inc.              1,000,000      109,375,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.02%

Medtronic, Inc.                      1,000,000       54,312,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group            350,000       40,950,000
===============================================================
                                                     95,262,500
===============================================================

INSURANCE (MULTI-LINE)-3.16%

American International Group, Inc.   3,000,000      294,000,000
===============================================================

INSURANCE BROKERS-0.84%

Marsh & McLennan Cos., Inc.            600,000       78,450,000
===============================================================

INVESTMENT BANKING/BROKERAGE-6.59%

Goldman Sachs Group, Inc. (The)      1,000,000       99,812,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.            2,000,000      140,000,000
---------------------------------------------------------------

                                AIM CHARTER FUND

                                                     MARKET
                                     SHARES          VALUE

INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Morgan Stanley Dean Witter & Co.     4,000,000   $  321,250,000
---------------------------------------------------------------
Schwab (Charles) Corp. (The)         1,500,000       52,687,500
===============================================================
                                                    613,750,000
===============================================================

INVESTMENT MANAGEMENT-0.72%

Stilwell Financial, Inc.             1,500,000       67,218,750
===============================================================

MANUFACTURING (DIVERSIFIED)-0.58%

Honeywell International Inc.         1,000,000       53,812,500
===============================================================

NATURAL GAS-1.00%

Dynegy Inc.-Class A                  2,000,000       92,625,000
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-3.01%

Diamond Offshore Drilling, Inc.        500,000       17,281,250
---------------------------------------------------------------
R&B Falcon Corp.(a)                  2,000,000       50,000,000
---------------------------------------------------------------
Schlumberger Ltd.                    1,750,000      133,218,750
---------------------------------------------------------------
Transocean Sedco Forex Inc.          1,500,000       79,500,000
===============================================================
                                                    280,000,000
===============================================================

OIL (INTERNATIONAL INTEGRATED)-1.68%

Exxon Mobil Corp.                    1,750,000      156,078,125
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.47%

Calpine Corp.(a)                       550,000       43,415,625
===============================================================

RETAIL (BUILDING SUPPLIES)-0.46%

Home Depot, Inc. (The)               1,000,000       43,000,000
===============================================================

RETAIL (DEPARTMENT STORES)-0.67%

Kohl's Corp.(a)                      1,150,000       62,315,625
===============================================================

RETAIL (DRUG STORES)-0.98%

Walgreen Co.                         2,000,000       91,250,000
===============================================================

RETAIL (GENERAL MERCHANDISE)-3.26%

Target Corp.                        11,000,000      303,875,000
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.32%

Cendant Corp.-$3.75 Conv. PRIDES     1,000,000       29,375,000
===============================================================

SERVICES (DATA PROCESSING)-0.34%

Ceridian Corp.(a)                    1,250,000       31,250,000
===============================================================

TELECOMMUNICATIONS
 (CELLULAR/WIRELESS)-0.75%

Phone.com, Inc.(a)                     750,000       69,421,875
===============================================================
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $4,995,515,075)                             7,297,458,344
===============================================================

                                                     MARKET
                                     SHARES          VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.78%

BERMUDA-5.48%

Tyco International Ltd.
  (Manufacturing-Diversified)        9,000,000   $  510,187,500
===============================================================

CANADA-5.18%

Celestica Inc.
  (Electronics-Semiconductors)(a)    3,000,000      215,625,000
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)         4,000,000      182,000,000
---------------------------------------------------------------
PMC-Sierra, Inc.
  (Electronics-Semiconductors)(a)      500,000       84,750,000
===============================================================
                                                    482,375,000
===============================================================

FINLAND-0.58%

Nokia Oyj-ADR (Communications
  Equipment)                         1,250,000       53,437,500
===============================================================

UNITED KINGDOM-0.54%

Shire Pharmaceuticals Group
  PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       800,000       50,300,000
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $806,019,092)                               1,096,300,000
===============================================================

                                    PRINCIPAL
                                     AMOUNT

CONVERTIBLE NOTES-4.95%

COMMUNICATIONS EQUIPMENT-1.95%

Juniper Networks, Inc., Unsec.
  Conv. Notes, 4.75%, 03/15/07     $80,000,000   $  111,600,000
---------------------------------------------------------------
Redback Networks Inc., Conv.
  Notes, 5.00%, 04/01/07
  (Acquired 04/13/00-07/14/00;
  Cost $66,966,675)(c)              80,000,000       69,500,000
===============================================================
                                                    181,100,000
===============================================================

COMPUTERS (HARDWARE)-0.40%

Candescent Technologies Corp.,
  Conv. Notes, 8.00%, 05/01/03
  (Acquired 04/17/98-08/31/00;
  Cost $36,693,750)(c)              40,800,000       28,968,000
---------------------------------------------------------------
Candescent Technologies Corp.,
  Sr. Conv. Gtd. Sub. Debs.,
  8.00%, 05/01/03 (Acquired
  03/07/00; Cost $9,360,000)(c)     11,700,000        8,307,000
===============================================================
                                                     37,275,000
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-1.99%

VERITAS Software Corp., Conv.
  Unsec. Notes, 5.25%, 11/01/04     12,500,000      185,671,875
===============================================================

ELECTRONICS (SEMICONDUCTORS)-0.61%

TranSwitch Corp., Conv. Unsec.
  Unsub. Notes, 4.50%, 09/12/05
  (Acquired 09/06/00-09/22/00;
  Cost $51,641,510)(c)              50,000,000       57,125,000
===============================================================
    Total Convertible Notes (Cost
      $265,048,751)                                 461,171,875
===============================================================

                                AIM CHARTER FUND

                                                     MARKET
                                     SHARES          VALUE

MONEY MARKET FUNDS-4.31%

STIC Liquid Assets Portfolio(d)    200,389,105   $  200,389,105
---------------------------------------------------------------
STIC Prime Portfolio(d)            200,389,105      200,389,105
===============================================================
    Total Money Market Funds
      (Cost $400,778,210)                           400,778,210
===============================================================
TOTAL INVESTMENTS-99.45% (Cost
  $6,467,361,128)                                 9,255,708,429
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.55%                                  50,876,880
===============================================================
NET ASSETS-100.00%                               $9,306,585,309
_______________________________________________________________
===============================================================

Investment Abbreviations:

ACES    - Adjustable Conversion-Rate Equity Security
ADR     - American Depositary Receipt
Conv.   - Convertible
Gtd.    - Guaranteed
Pfd.    - Preferred
PRIDES  - Preferred Redeemable Increased Dividend Security
Sr.     - Senior
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 represented 0.52% of the Fund's net assets.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value at 10/31/00 was $163,900,000 which represented 1.76% of the Fund's net assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                                AIM CHARTER FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $6,467,361,128)                              $9,255,708,429
-------------------------------------------------------------
Receivables for:
  Investments sold                                125,862,482
-------------------------------------------------------------
  Fund shares sold                                 20,439,092
-------------------------------------------------------------
  Dividends and interest                            6,895,834
-------------------------------------------------------------
Collateral for securities loaned                  223,052,700
-------------------------------------------------------------
Investment for deferred compensation plan             111,896
-------------------------------------------------------------
Other assets                                          167,162
=============================================================
    Total assets                                9,632,237,595
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            83,099,731
-------------------------------------------------------------
  Collateral upon return of securities loaned     223,052,700
-------------------------------------------------------------
  Fund shares reacquired                            8,160,666
-------------------------------------------------------------
  Deferred compensation plan                          111,896
-------------------------------------------------------------
Accrued advisory fees                               4,699,610
-------------------------------------------------------------
Accrued administrative services fees                   33,945
-------------------------------------------------------------
Accrued distribution fees                           5,099,913
-------------------------------------------------------------
Accrued trustees' fees                                  2,320
-------------------------------------------------------------
Accrued transfer agent fees                         1,239,008
-------------------------------------------------------------
Accrued operating expenses                            152,497
=============================================================
    Total liabilities                             325,652,286
=============================================================
Net assets applicable to shares outstanding    $9,306,585,309
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $5,801,868,972
_____________________________________________________________
=============================================================
Class B                                        $3,088,610,539
_____________________________________________________________
=============================================================
Class C                                        $  412,871,584
_____________________________________________________________
=============================================================
Institutional Class                            $    3,234,214
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           321,076,686
_____________________________________________________________
=============================================================
Class B                                           174,315,501
_____________________________________________________________
=============================================================
Class C                                            23,239,560
_____________________________________________________________
=============================================================
Institutional Class                                   176,469
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        18.07
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.07 divided by
      94.50%)                                  $        19.12
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        17.72
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        17.77
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                            $        18.33
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $260,470)                                     $ 44,621,886
------------------------------------------------------------
Dividends from affiliated money market funds      19,976,756
------------------------------------------------------------
Interest                                          12,038,522
------------------------------------------------------------
Security lending income                               57,484
============================================================
    Total investment income                       76,694,648
============================================================

EXPENSES:

Advisory fees                                     56,142,463
------------------------------------------------------------
Administrative services fee                          383,224
------------------------------------------------------------
Custodian fees                                       436,940
------------------------------------------------------------
Distribution fees -- Class A                      17,302,500
------------------------------------------------------------
Distribution fees -- Class B                      28,390,889
------------------------------------------------------------
Distribution fees -- Class C                       2,875,637
------------------------------------------------------------
Transfer agent fees -- Class A                     6,483,464
------------------------------------------------------------
Transfer agent fees -- Class B                     4,193,264
------------------------------------------------------------
Transfer agent fees -- Class C                       424,724
------------------------------------------------------------
Transfer agent fees -- Institutional Class             6,987
------------------------------------------------------------
Trustees' fees                                        32,886
------------------------------------------------------------
Other                                              2,491,474
============================================================
    Total expenses                               119,164,452
============================================================
Less: Fees waived                                 (1,484,073)
------------------------------------------------------------
    Expenses paid indirectly                        (142,391)
============================================================
    Net expenses                                 117,537,988
============================================================
Net investment income (loss)                     (40,843,340)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          479,025,042
------------------------------------------------------------
  Foreign currencies                                     (19)
------------------------------------------------------------
  Option contracts written                        (7,070,524)
============================================================
                                                 471,954,499
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          506,772,676
------------------------------------------------------------
  Foreign currencies                                 (57,630)
------------------------------------------------------------
  Option contracts written                           174,690
============================================================
                                                 506,889,736
============================================================
Net gain on investment securities, foreign
  currencies and option contracts                978,844,235
============================================================
Net increase in net assets resulting from
  operations                                    $938,000,895
____________________________________________________________
============================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $  (40,843,340)   $   (7,207,717)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              471,954,499       657,364,994
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          506,889,736     1,116,552,041
==============================================================================================
    Net increase in net assets resulting from operations         938,000,895     1,766,709,318
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --        (9,134,542)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (216,682)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (388,576,691)     (149,620,112)
----------------------------------------------------------------------------------------------
  Class B                                                       (178,887,093)      (57,712,333)
----------------------------------------------------------------------------------------------
  Class C                                                        (12,095,934)       (1,614,093)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (5,231,737)       (1,761,967)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        584,181,510       151,495,357
----------------------------------------------------------------------------------------------
  Class B                                                        797,259,785       370,892,559
----------------------------------------------------------------------------------------------
  Class C                                                        277,016,670        84,930,162
----------------------------------------------------------------------------------------------
  Institutional Class                                            (65,767,394)        9,431,197
==============================================================================================
    Net increase in net assets                                 1,945,900,011     2,163,398,864
==============================================================================================

NET ASSETS:

  Beginning of year                                            7,360,685,298     5,197,286,434
==============================================================================================
  End of year                                                 $9,306,585,309    $7,360,685,298
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $6,086,848,912    $4,466,453,244
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (265,564)         (217,108)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          431,720,148       613,057,085
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts        2,788,281,813     2,281,392,077
==============================================================================================
                                                              $9,306,585,309    $7,360,685,298
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

                                AIM CHARTER FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital with a secondary objective of current income.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $40,794,884, undistributed net realized gains decreased by $68,499,981 and paid in capital increased by $27,705,097 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into

                                AIM CHARTER FUND

   U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $1,484,073. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $383,224 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $5,656,971 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may

                                AIM CHARTER FUND
pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $17,302,500, $28,390,889 and $2,875,637, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $3,447,012 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $148,823 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
    During the year ended October 31, 2000, the Fund paid legal fees of $17,752 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $120,163 and reductions in custodian fees of $22,228 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $142,391.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.
    At October 31, 2000, securities with an aggregate value of $217,561,694 were on loan to brokers. The loans were secured by cash collateral of $223,052,700. For the year ended October 31, 2000, the Fund received fees of $57,484 for securities lending. For the year ended October 31, 2000, the Fund received fees of $57,484 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $7,614,658,355 and $6,854,206,652, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,929,797,242
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (168,568,503)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,761,228,739
__________________________________________________________
==========================================================

Cost of investments for tax purposes is $6,494,479,690.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                  CALL OPTION CONTRACTS
                                                                -------------------------
                                                                NUMBER OF      PREMIUMS
                                                                CONTRACTS      RECEIVED
                                                                ---------    ------------
Beginning of year                                                 22,500     $ 27,510,348
-----------------------------------------------------------------------------------------
Written                                                           32,000       15,761,611
-----------------------------------------------------------------------------------------
Closed                                                           (27,181)     (27,941,081)
-----------------------------------------------------------------------------------------
Exercised                                                        (10,500)      (6,227,291)
-----------------------------------------------------------------------------------------
Expired                                                          (16,819)      (9,103,587)
=========================================================================================
End of year                                                           --     $         --
_________________________________________________________________________________________
=========================================================================================

                                AIM CHARTER FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              -----------------------------    ----------------------------
                                                                SHARES           AMOUNT          SHARES          AMOUNT
                                                              -----------    --------------    -----------    -------------
Sold:
  Class A                                                      57,178,653    $1,066,455,209     51,272,783    $ 809,088,837
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      53,229,017       974,381,372     36,310,602      576,056,633
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      16,418,781       302,161,441      6,968,661      111,866,437
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             579,610        10,786,891        828,138       13,421,969
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      21,344,032       366,468,078     10,532,077      149,384,623
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,983,505       169,088,645      3,894,826       54,866,091
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         672,773        11,427,814        107,859        1,525,822
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             294,477         5,109,184        134,608        1,929,704
===========================================================================================================================
Reacquired:
  Class A                                                     (45,774,876)     (848,741,777)   (51,731,503)    (806,978,103)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (18,927,570)     (346,210,232)   (16,551,587)    (260,030,165)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,991,214)      (36,572,585)    (1,788,368)     (28,462,097)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (4,553,078)      (81,663,469)      (372,429)      (5,920,476)
===========================================================================================================================
                                                               88,454,110    $1,592,690,571     39,605,667    $ 616,749,275
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

                                                                             INSTITUTIONAL CLASS
                                                              --------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                               2000      1999       1998       1997       1996
                                                              ------    -------    -------    -------    -------
Net asset value, beginning of period                          $17.33    $ 13.42    $ 13.48    $ 11.24    $ 10.66
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.52       0.09       0.18       0.16       0.24
----------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        1.83       4.43       1.24       2.91       1.44
================================================================================================================
    Total from investment operations                            2.35       4.52       1.42       3.07       1.68
================================================================================================================
Less distributions:
  Dividends from net investment income                            --      (0.07)     (0.14)     (0.16)     (0.20)
----------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (1.35)     (0.54)     (1.34)     (0.67)     (0.90)
================================================================================================================
    Total distributions                                        (1.35)     (0.61)     (1.48)     (0.83)     (1.10)
================================================================================================================
Net asset value, end of period                                $18.33    $ 17.33    $ 13.42    $ 13.48    $ 11.24
________________________________________________________________________________________________________________
================================================================================================================
Total return                                                   14.02%     34.61%     11.69%     29.05%     17.29%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,234    $66,801    $43,815    $40,191    $29,591
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              0.66%(a)    0.65%     0.66%      0.67%      0.69%
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           0.68%(a)    0.67%     0.67%      0.68%      0.70%
================================================================================================================
Ratio of net investment income to average net assets            0.20%(a)    0.51%     1.37%      1.21%      2.24%
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                           80%       107%       154%       170%       164%
________________________________________________________________________________________________________________
================================================================================================================

(a) Ratios are based on average net assets of $46,641,532.

                                AIM CHARTER FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

                                AIM CHARTER FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Charter Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr..........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................  198,072,354    4,443,810    58,954,098**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................  195,535,393    5,769,173    60,165,696**
(4)(b)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  195,049,790    6,189,440    60,231,032**
(4)(c)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  195,332,446    5,942,292    60,195,524**
(4)(d)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  194,631,850    6,712,959    60,125,453**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................  194,133,929    7,236,966    60,099,367**
(4)(f)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  193,797,885    7,364,819    60,307,558**
(4)(g)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an Open-End Fund......  194,572,382    6,731,052    60,166,828**
(4)(h)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................  191,833,892    9,274,126    60,362,244**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................  192,813,406    8,434,283    60,222,573**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................  193,458,648    7,690,442    60,321,172**
(4)(k)  Approval of the Elimination of Fundamental Restriction on
        Purchasing Securities of Issuers in which Officers and
        Directors of the Company and its Affiliates own
        Securities..................................................  192,351,448    8,842,141    60,276,673**
(4)(l)  Approval of the Elimination of Fundamental Restriction on
        transactions with Officers and Directors of Charter in
        Securities other than Capital Stock of Charter..............  192,342,732..  8,746,755    60,380,775**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  249,488,386    1,958,184    10,023,692

                                AIM CHARTER FUND

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  771,237,475   25,045,711   214,550,642**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES       WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
        ------                                                        -----------   ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................  824,680,935   26,389,312   203,059,248**

---------------

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                                AIM CHARTER FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

    Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

    Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                            OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                             Robert H. Graham                       11 Greenway Plaza
Chairman, President and                      President                              Suite 100
Chief Executive Officer                                                             Houston, TX 77046
A I M Management Group Inc.                  Carol F. Relihan
                                             Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                     Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                 Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                   Suite 100
Chief Executive Officer                      Edgar M. Larsen                        Houston, TX 77046
COMSAT Corporation                           Vice President
                                                                                    SUB-ADVISOR
Owen Daly II                                 Dana R. Sutton
Formerly Director                            Vice President and Treasurer           A I M Capital Management, Inc.
Cortland Trust Inc.                                                                 11 Greenway Plaza
                                             Jim A. Coppedge                        Suite 100
Albert R. Dowden                             Assistant Secretary                    Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and  Melville B. Cox                        TRANSFER AGENT
Director, Magellan Insurance Company,        Vice President
Formerly Director, President and                                                    A I M Fund Services, Inc.
Chief Executive Officer,                     Mary J. Benson                         P.O. Box 4739
Volvo Group North America, Inc.; and         Assistant Vice President and           Houston, TX 77210-4739
Senior Vice President, AB Volvo              Assistant Treasurer
                                                                                    CUSTODIAN
Edward K. Dunn Jr.                           Sheri Morris
Chairman, Mercantile Mortgage Corp.;         Assistant Vice President and           State Street Bank and Trust Company
Formerly Vice Chairman and President,        Assistant Treasurer                    225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                            Boston, MA 02110
President, Mercantile Bankshares             Renee A. Friedli
                                             Assistant Secretary                    COUNSEL TO THE FUND
Jack Fields
Chief Executive Officer                      P. Michelle Grace                      Ballard Spahr
Twenty First Century, Inc.;                  Assistant Secretary                    Andrews & Ingersoll, LLP
Formerly Member                                                                     1735 Market Street
of the U.S. House of Representatives         Nancy L. Martin                        Philadelphia, PA 19103
                                             Assistant Secretary
Carl Frischling                                                                     COUNSEL TO THE TRUSTEES
Partner                                      Ofelia M. Mayo
Kramer, Levin, Naftalis & Frankel LLP        Assistant Secretary                    Kramer, Levin, Naftalis & Frankel LLP
                                                                                    919 Third Avenue
Prema Mathai-Davis                           Lisa A. Moss                           New York, NY 10022
Formerly Chief Executive Officer,            Assistant Secretary
YWCA of the U.S.A.                                                                  DISTRIBUTOR
                                             Kathleen J. Pflueger
Lewis F. Pennock                             Assistant Secretary                    A I M Distributors, Inc.
Partner                                                                             11 Greenway Plaza
Pennock & Cooper                                                                    Suite 100
                                                                                    Houston, TX 77046
Louis S. Sklar
Executive Vice President                                                            AUDITORS
Hines Interests
Limited Partnership                                                                 KPMG LLP
                                                                                    700 Louisiana
                                                                                    Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 21% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $396,617,031 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                                AIM CHARTER FUND

                        ANNUAL REPORT/CHAIRMAN'S LETTER

AIM CONSTELLATION FUND

AIM Constellation Fund is for shareholders who seek growth of capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Constellation Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o The fund's average annual total return for the period ended 9/30/00 (the most recent calendar quarter-end) are as follows: one year, 57.87%; five years, 20.51%; inception (4/8/92), 21.63%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o Investing in micro-, small- and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-size company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

RESULTS OF A $10,000 INVESTMENT
AIM CONSTELLATION FUND
VS. BENCHMARK INDEXES

4/8/92-10/31/00

in thousands
================================================================================
                        AIM Constellation Fund,
                          Institutional Class                S&P 500
--------------------------------------------------------------------------------
4/92                            $10,000                      $10,000
10/92                            10,797                       10,547
10/93                            13,938                       12,120
10/94                            15,045                       12,587
10/95                            20,173                       15,911
10/96                            22,556                       19,743
10/97                            26,936                       26,080
10/98                            26,438                       31,821
10/99                            35,813                       39,987
10/00                            49,124                       42,418

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

Performance results for the indexes are for the period
3/31/92-10/31/00.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00

================================================================================
AIM CONSTELLATION FUND, INSTITUTIONAL CLASS
  Inception (4/8/92)  20.43%
  5 years             19.48
  1 year              37.16
================================================================================

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.



                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW


FUND EXCELS IN CHALLENGING MARKET ENVIRONMENT

AFTER SETTING RECORDS DURING THE FIRST HALF OF THE FISCAL YEAR, STOCK MARKET INDEXES PLUMMETED IN THE SECOND HALF. HOW DID AIM CONSTELLATION FUND PERFORM? Although stocks were particularly volatile over the last seven months of the fiscal year, the fund's performance was excellent. Total return for the Institutional Class was 37.16%. By comparison, the S&P 500 and the Nasdaq posted returns of 6.08% and 13.59%, respectively, over the same period.
    Fund performance for the fiscal year includes gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, the fund's performance has been affected by the technology sector sell-off and other market difficulties.

WHAT WERE THE MAJOR STOCK-MARKET TRENDS?
A strong market rally in the first half of the fiscal year was followed by a choppy, downward-trending market in the second half. In late 1999 and early 2000, technology stocks led the market surge. The tech-laden Nasdaq soared to record levels well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. The stocks of Internet companies with no earnings were particularly hard hit. Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and contain inflation. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April and caused markets to be extremely volatile.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the fiscal year. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices, unrest in the Middle East and, perhaps most importantly, concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.
    Because of strong performance during the first half of the fiscal year, most market indexes recorded gains for the reporting period. After tech stocks faded, stocks in several other sectors, such as health care, financial services, energy and utili ties, posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. During the first half of the year, growth stocks outperformed value stocks by a wide margin. But in the second half of the year, the situation was reversed, with value stocks emerging as the clear-cut market leaders.

HOW WAS THE FUND MANAGED?
During the fiscal year, we reduced the number of holdings in the portfolio from 171 to 111 as we sold the stocks of companies that failed to meet our earnings expectations. Simultaneously, we enhanced the fund's positions in the stocks of companies that we believe have solid long-term growth prospects.
    Relative to its benchmark, the S&P 500, the portfolio was overweighted in technology and consumer-cyclical stocks. While both sectors struggled at times, portfolio managers found a number of companies with solid earnings-growth prospects in these sectors. Indeed, the portfolio's technology holdings boosted performance, particularly because we avoided volatile dot-com stocks. The portfolio also benefited from its health-care holdings, especially pharmaceutical stocks, and its energy holdings. Demand for health-care services tends to remain constant regardless of economic trends, while energy stocks benefited from rising oil prices.
    Early in the fiscal year, the fund was given increased flexibility to seek out the most attractive stocks regardless of market capitalization. This strategy has allowed the fund to take advantage of rallies within vari-

AIM CONSTELLATION FUND
INSTITUTIONAL CLASS
VS. BENCHMARK INDEXES

One-year returns, as of 10/31/00

================================================================================
FUND INSTITUTIONAL CLASS      37.16%

S&P 500                        6.08%

NASDAQ                        13.59%
================================================================================

                      -------------------------------------

                       PERHAPS MOST IMPORTANTLY, CORPORATE

                      PROFITS, WHILE DECLINING, WERE STILL

                         IMPRESSIVE FOR MANY COMPANIES.

                      -------------------------------------

                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

=========================================================================================================================
TOP 10 EQUITY HOLDINGS                                           TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------
 1. VERITAS Software Corp.                             3.31%      1. Computers (Software & Services)              13.64%
 2. Corning Inc.                                       2.96       2. Communications Equipment                     10.98
 3. Check Point Software Technologies Ltd. (Israel)    2.66       3. Electronics (Semiconductors)                  9.64
 4. JDS Uniphase Corp.                                 2.10       4. Oil & Gas (Drilling & Equipment)              5.37
 5. Comverse Technology, Inc.                          2.10       5. Investment Banking/Brokerage                  4.86
 6. Cisco Systems, Inc.                                1.77       6. Computers (Networking)                        3.53
 7. J.P. Morgan & Co., Inc.                            1.75       7. Broadcasting (Television, Radio & Cable)      3.45
 8. PE Corp. PE Biosystems Group                       1.65       8. Health Care (Medical Products & Supplies)     2.92
 9. Goldman Sachs Group, Inc. (The)                    1.59       9. Computers (Peripherals)                       2.77
10. PMC Sierra, Inc. (Canada)                          1.59      10. Financial (Diversified)                       2.73

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================================

ous segments of the market and to hold on to strong-performing stocks as they grow in market capitalization. The fund thus got a boost from its mid-cap holdings. At the end of the fiscal year, large-cap stocks made up about 75% of the portfolio, while mid-cap stocks made up more than 20%. The fund had relatively limited exposure to small-cap stocks.

WHAT WERE THE LEADING TECH STOCKS IN THE PORTFOLIO?
The top tech holdings have changed relatively little over the six months since our last report. At the close of the fiscal year, VERITAS was the fund's top holding. The company is the world's leading maker of storage-management software, which protects networks against data loss from crashes and errors, expedites data recovery and manages corporate storage. Corning, the fund's second-largest holding, is the inventor and one of the world's top manufacturers of fiber-optic cable, while Check Point Software Technologies supplies software that protects corporate networks from unauthorized access.
    Other tech stocks in the portfolio included JDS Uniphase, which makes laser equipment to increase the carrying capacity of optical fibers; Comverse Technology, the leading maker of voice-mail messaging systems; and Cisco Systems, a leading provider of products that link networks and power the Internet.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
In the financial sector, the fund benefited from owning the stocks of J.P. Morgan and Goldman Sachs, two leading investment-banking firms. J.P. Morgan, which also offers commercial-banking services, has agreed to be acquired by Chase Manhattan, another fund holding. Goldman Sachs, with more than 40 offices worldwide, went public last year. In the health-care sector, PE Biosystems provides technology for research in the life sciences.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. Consumer spending, down for much of the second half of the fiscal year, picked up again in September. And except for higher oil prices, inflation was moderate.
    Interest rates stabilized as the Fed took at least a temporary respite from its monetary tightening policy, which had periodically roiled markets for more than a year. Perhaps most importantly, corporate profits growth, while declining, was still impressive for many companies. However, because of a degree of uncertainty surrounding near-term economic, political and foreign trends and developments, markets may continue to be volatile.

                      -------------------------------------

                       BECAUSE OF A DEGREE OF UNCERTAINTY

                         SURROUNDING NEAR-TERM ECONOMIC,

                        POLITICAL AND FOREIGN TRENDS AND

                       DEVELOPMENTS, MARKETS MAY CONTINUE

                                 TO BE VOLATILE.

                      -------------------------------------

                             AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                    SHARES           VALUE

COMMON STOCKS & OTHER EQUITY INTERESTS-91.25%

BANKS (MAJOR REGIONAL)-1.56%

Northern Trust Corp.                2,250,000   $   192,093,750
---------------------------------------------------------------
State Street Corp.                  1,125,000       140,332,500
===============================================================
                                                    332,426,250
===============================================================

BANKS (MONEY CENTER)-0.64%

Chase Manhattan Corp. (The)         3,000,000       136,500,000
===============================================================

BIOTECHNOLOGY-0.31%

Amgen Inc.(a)                       1,137,800        65,921,287
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-3.45%

Comcast Corp.-Class A(a)            2,500,000       101,875,000
---------------------------------------------------------------
General Motors Corp.-Class H(a)     9,050,000       293,220,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      5,750,000       179,687,500
---------------------------------------------------------------
Univision Communications
  Inc.-Class A(a)                   3,329,600       127,357,200
---------------------------------------------------------------
Westwood One, Inc.(a)               1,706,300        32,313,143
===============================================================
                                                    734,452,843
===============================================================

COMMUNICATIONS EQUIPMENT-10.98%

ADC Telecommunications, Inc.(a)    13,250,000       283,218,750
---------------------------------------------------------------
Alcatel S.A.-ADR (France)           5,250,000       327,468,750
---------------------------------------------------------------
CIENA Corp.(a)                      1,125,800       118,349,725
---------------------------------------------------------------
Comverse Technology, Inc.(a)        4,000,000       447,000,000
---------------------------------------------------------------
Corning Inc.                        8,250,000       631,125,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               5,500,000       447,562,500
---------------------------------------------------------------
Scientific-Atlanta, Inc.            1,250,000        85,546,875
===============================================================
                                                  2,340,271,600
===============================================================

COMPUTERS (HARDWARE)-2.69%

Palm, Inc.(a)                       4,500,000       241,031,250
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           3,000,000       332,625,000
===============================================================
                                                    573,656,250
===============================================================

COMPUTERS (NETWORKING)-3.53%

Cisco Systems, Inc.(a)              7,000,000       377,125,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)           1,250,000       243,750,000
---------------------------------------------------------------
VeriSign, Inc.(a)                   1,000,000       132,000,000
===============================================================
                                                    752,875,000
===============================================================

COMPUTERS (PERIPHERALS)-2.77%

Brocade Communications Systems,
  Inc.(a)                           1,425,000       324,009,375
---------------------------------------------------------------
EMC Corp.(a)                        3,000,000       267,187,500
===============================================================
                                                    591,196,875
===============================================================

                                                    MARKET
                                    SHARES           VALUE

COMPUTERS (SOFTWARE & SERVICES)-13.64%

Ariba, Inc.(a)                      2,200,000   $   278,025,000
---------------------------------------------------------------
BEA Systems, Inc.(a)                2,200,000       157,850,000
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                       1,000,000        78,796,875
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)     3,581,300       567,188,387
---------------------------------------------------------------
Gemstar-TV Guide International,
  Inc.(a)                           1,000,000        68,562,500
---------------------------------------------------------------
i2 Technologies, Inc.(a)            1,400,000       238,000,000
---------------------------------------------------------------
InfoSpace, Inc.(a)                  4,025,000        81,003,125
---------------------------------------------------------------
Intuit Inc.(a)                      2,000,000       122,875,000
---------------------------------------------------------------
Oracle Corp.(a)                     5,147,200       169,857,600
---------------------------------------------------------------
Portal Software, Inc.(a)            2,500,000        87,968,750
---------------------------------------------------------------
Rational Software Corp.(a)          2,283,700       136,308,452
---------------------------------------------------------------
Siebel Systems, Inc.(a)             2,039,800       214,051,512
---------------------------------------------------------------
VERITAS Software Corp.(a)           5,000,000       705,078,125
===============================================================
                                                  2,905,565,326
===============================================================

CONSUMER FINANCE-1.48%

Capital One Financial Corp.         2,000,000       126,250,000
---------------------------------------------------------------
Providian Financial Corp.           1,825,000       189,800,000
===============================================================
                                                    316,050,000
===============================================================

ELECTRICAL EQUIPMENT-1.32%

American Power Conversion
  Corp.(a)                          4,099,100        53,032,106
---------------------------------------------------------------
Sanmina Corp.(a)                    2,000,000       228,625,000
===============================================================
                                                    281,657,106
===============================================================

ELECTRONICS (INSTRUMENTATION)-0.17%

Newport Corp.                         322,000        36,773,406
===============================================================

ELECTRONICS (SEMICONDUCTORS)-9.06%

Altera Corp.(a)                     3,000,000       122,812,500
---------------------------------------------------------------
Analog Devices, Inc.(a)             5,138,700       334,015,500
---------------------------------------------------------------
Celestica Inc. (Canada)(a)          3,728,000       267,950,000
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                           1,386,400        78,071,650
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       129,125,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           2,000,000       132,625,000
---------------------------------------------------------------
Microchip Technology Inc.(a)        3,000,168        94,880,313
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)        2,000,000       339,000,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      3,575,000       250,026,563
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,500,000       181,093,750
===============================================================
                                                  1,929,600,276
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.36%

KLA-Tencor Corp.(a)                 2,250,000        76,078,125
===============================================================

                             AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE

FINANCIAL (DIVERSIFIED)-2.73%

American Express Co.                2,500,000   $   150,000,000
---------------------------------------------------------------
Freddie Mac                           988,200        59,292,000
---------------------------------------------------------------
J.P. Morgan & Co., Inc.             2,250,000       372,375,000
===============================================================
                                                    581,667,000
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.19%

Forest Laboratories, Inc.(a)        1,000,000       132,500,000
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)(b)               1,654,100       121,783,113
===============================================================
                                                    254,283,113
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.01%

Pfizer Inc.                         5,000,000       215,937,500
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-1.69%

HCA-Healthcare Corp. (The)          3,000,000       119,812,500
---------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                   8,143,900       161,351,019
---------------------------------------------------------------
Tenet Healthcare Corp.(a)           2,000,000        78,625,000
===============================================================
                                                    359,788,519
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.92%

Biomet, Inc.                        2,962,050       107,189,184
---------------------------------------------------------------
Medtronic, Inc.                     3,000,000       162,937,500
---------------------------------------------------------------
PE Corp-PE Biosystems Group         3,000,000       351,000,000
===============================================================
                                                    621,126,684
===============================================================

INSURANCE (LIFE/HEALTH)-1.06%

AFLAC, Inc.                         3,103,100       226,720,244
===============================================================

INSURANCE (MULTI-LINE)-0.57%

Ace, Ltd. (Bermuda)                 3,100,000       121,675,000
===============================================================

INSURANCE BROKERS-0.40%

Aon Corp.                           2,046,400        84,797,700
===============================================================

INVESTMENT BANKING/BROKERAGE-4.86%

Goldman Sachs Group, Inc. (The)     3,400,000       339,362,500
---------------------------------------------------------------
Merrill Lynch & Co., Inc.           2,200,000       154,000,000
---------------------------------------------------------------
Morgan Stanley Dean Witter &
  Co.                               3,900,000       313,218,750
---------------------------------------------------------------
Schwab (Charles) Corp. (The)        6,500,000       228,312,500
===============================================================
                                                  1,034,893,750
===============================================================

INVESTMENT MANAGEMENT-0.92%

Federated Investors, Inc.-Class B     538,800        15,692,550
---------------------------------------------------------------
Stilwell Financial, Inc.            4,000,000       179,250,000
===============================================================
                                                    194,942,550
===============================================================

LEISURE TIME (PRODUCTS)-1.19%

Harley-Davidson, Inc.               5,250,000       252,984,375
===============================================================

                                                    MARKET
                                    SHARES           VALUE

MANUFACTURING (DIVERSIFIED)-0.59%

Danaher Corp.                       2,000,000   $   126,250,000
===============================================================

MANUFACTURING (SPECIALIZED)-0.32%

Millipore Corp.                     1,286,900        67,562,250
===============================================================

NATURAL GAS-0.54%

Enron Corp.                         1,400,000       114,887,500
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-5.37%

BJ Services Co.(a)                  1,000,000        52,437,500
---------------------------------------------------------------
Cooper Cameron Corp.(a)             2,206,200       120,237,900
---------------------------------------------------------------
ENSCO International Inc.            3,500,000       116,375,000
---------------------------------------------------------------
Grant Prideco, Inc.(a)              3,983,300        73,940,006
---------------------------------------------------------------
Nabors Industries, Inc.(a)          4,232,700       215,444,430
---------------------------------------------------------------
R&B Falcon Corp.(a)                 2,674,900        66,872,500
---------------------------------------------------------------
Rowan Cos., Inc.(a)                 3,622,700        91,246,756
---------------------------------------------------------------
Smith International, Inc.(a)        2,070,600       145,977,300
---------------------------------------------------------------
Transocean Sedco Forex Inc.         3,500,000       185,500,000
---------------------------------------------------------------
Weatherford International, Inc.(a)  2,100,000        76,650,000
===============================================================
                                                  1,144,681,392
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.72%

Anadarko Petroleum Corp.            1,250,000        80,062,500
---------------------------------------------------------------
Kerr-McGee Corp.                    1,115,000        72,823,438
===============================================================
                                                    152,885,938
===============================================================

RESTAURANTS-0.49%

Brinker International, Inc.(a)      2,639,400       103,596,450
===============================================================

RETAIL (BUILDING SUPPLIES)-0.86%

Lowe's Cos., Inc.                   4,000,000       182,750,000
===============================================================

RETAIL (COMPUTERS & ELECTRONICS)-1.46%

Best Buy Co., Inc.(a)               1,553,900        77,986,356
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,500,000        96,656,250
---------------------------------------------------------------
RadioShack Corp.                    2,294,400       136,803,600
===============================================================
                                                    311,446,206
===============================================================

RETAIL (DEPARTMENT STORES)-1.02%

Kohl's Corp.(a)                     4,000,000       216,750,000
===============================================================

RETAIL (DISCOUNTERS)-0.50%

Dollar Tree Stores, Inc.(a)         2,715,900       106,259,588
===============================================================

RETAIL (SPECIALTY)-1.61%

Bed Bath & Beyond Inc.(a)          10,000,000       258,125,000
---------------------------------------------------------------
Tiffany & Co.                       2,000,000        85,375,000
===============================================================
                                                    343,500,000
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.14%

Intimate Brands, Inc.               3,000,000        71,625,000
---------------------------------------------------------------

                             AIM CONSTELLATION FUND

                                                    MARKET
                                    SHARES           VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Men's Wearhouse, Inc.
  (The)(a)(b)                       2,487,800   $    72,768,150
---------------------------------------------------------------
Talbots, Inc. (The)                 1,250,000        98,828,125
===============================================================
                                                    243,221,275
===============================================================

SERVICES (ADVERTISING/MARKETING)-2.10%

Lamar Advertising Co.(a)(b)         4,500,000       216,000,000
---------------------------------------------------------------
Omnicom Group Inc.                  2,500,000       230,625,000
===============================================================
                                                    446,625,000
===============================================================

SERVICES (COMPUTER SYSTEMS)-0.72%

SunGard Data Systems Inc.(a)        3,000,000       153,375,000
===============================================================

SERVICES (DATA PROCESSING)-1.78%

Ceridian Corp.(a)                   1,000,000        25,000,000
---------------------------------------------------------------
Fiserv, Inc.(a)                     5,000,000       262,187,500
---------------------------------------------------------------
Paychex, Inc.                       1,641,200        93,035,525
===============================================================
                                                    380,223,025
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-1.29%

Crown Castle International
  Corp.(a)                          3,500,000       106,093,750
---------------------------------------------------------------
Phone.com, Inc.(a)                  1,825,000       168,926,563
===============================================================
                                                    275,020,313
===============================================================

                                                    MARKET
                                    SHARES           VALUE
TELEPHONE-0.24%

Qwest Communications
  International Inc.(a)             1,050,000   $    51,056,250
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $11,788,064,742)                           19,441,930,966
===============================================================

                                  PRINCIPAL
                                    AMOUNT
CONVERTIBLE CORPORATE BONDS-0.59%

ELECTRONICS (SEMICONDUCTORS)-0.59%

Celestica Inc. (Canada), Conv.
  Yankee Bonds, 3.19%, 08/01/20
  (Cost $122,154,597)(c)         $244,200,000       125,152,500
===============================================================

                                    SHARES
MONEY MARKET FUNDS-7.38%

STIC Liquid Assets Portfolio(d)   786,842,293       786,842,293
---------------------------------------------------------------
STIC Prime Portfolio(d)           786,842,293       786,842,293
===============================================================
    Total Money Market Funds
      (Cost $1,573,684,586)                       1,573,684,586
===============================================================
TOTAL INVESTMENTS-99.22% (Cost
  $13,483,903,925)                               21,140,768,053
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.78%                                 166,373,812
===============================================================
NET ASSETS-100.00%                              $21,307,141,865
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/00 was $410,551,263, which represented 1.93% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) The money market fund and the fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $13,483,903,925)                            $21,140,768,053
-------------------------------------------------------------
Receivables for:
  Collateral for securities loaned              1,751,204,824
-------------------------------------------------------------
  Investments sold                                195,686,141
-------------------------------------------------------------
  Fund shares sold                                102,466,015
-------------------------------------------------------------
  Dividends                                         7,238,899
-------------------------------------------------------------
Investment for deferred compensation plan             240,744
-------------------------------------------------------------
Other assets                                        1,264,576
-------------------------------------------------------------
    Total assets                               23,198,869,252
=============================================================
LIABILITIES:

Payables for:
  Investments purchased                            90,980,392
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                      1,751,204,824
-------------------------------------------------------------
  Fund shares reacquired                           21,690,805
-------------------------------------------------------------
  Deferred compensation plan                          240,744
-------------------------------------------------------------
Accrued advisory fees                              10,344,044
-------------------------------------------------------------
Accrued administrative services fees                   65,764
-------------------------------------------------------------
Accrued distribution fees                           8,412,780
-------------------------------------------------------------
Accrued trustees' fees                                  6,051
-------------------------------------------------------------
Accrued transfer agent fees                         7,115,992
-------------------------------------------------------------
Accrued operating expenses                          1,665,991
=============================================================
    Total liabilities                           1,891,727,387
=============================================================
Net assets applicable to shares outstanding   $21,307,141,865
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $19,268,977,253
_____________________________________________________________
=============================================================
Class B                                       $ 1,315,523,852
_____________________________________________________________
=============================================================
Class C                                       $   434,544,168
_____________________________________________________________
=============================================================
Institutional Class                           $   288,096,592
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           442,936,863
_____________________________________________________________
=============================================================
Class B                                            31,116,870
_____________________________________________________________
=============================================================
Class C                                            10,281,339
_____________________________________________________________
=============================================================
Institutional Class                                 6,324,588
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         43.50
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $43.50 divided by
      94.50%)                                 $         46.03
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         42.28
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         42.27
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $         45.55
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $435,333)                                    $   34,073,020
-------------------------------------------------------------
Dividends from affiliated money market funds       57,256,376
-------------------------------------------------------------
Interest                                            3,750,253
-------------------------------------------------------------
Security lending income                               497,347
=============================================================
    Total investment income                        95,576,996
=============================================================

EXPENSES:

Advisory fees                                     128,677,520
-------------------------------------------------------------
Administrative services fees                          731,392
-------------------------------------------------------------
Custodian fees                                        966,983
-------------------------------------------------------------
Distribution fees -- Class A                       56,629,759
-------------------------------------------------------------
Distribution fees -- Class B                       10,309,561
-------------------------------------------------------------
Distribution fees -- Class C                        3,222,875
-------------------------------------------------------------
Transfer agent fees -- Class A                     27,560,458
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,176,576
-------------------------------------------------------------
Transfer agent fees -- Class C                        680,420
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             47,441
-------------------------------------------------------------
Trustees' fees                                         59,789
-------------------------------------------------------------
Other                                               5,694,169
-------------------------------------------------------------
    Total expenses                                236,756,943
=============================================================
Less: Fees waived                                  (6,187,566)
-------------------------------------------------------------
    Expenses paid indirectly                         (428,909)
=============================================================
    Net expenses                                  230,140,468
=============================================================
Net investment income (loss)                     (134,563,472)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN SECURITIES,
  AND OPTION CONTRACTS

Net realized gain from:
  Investment securities                         3,909,425,835
-------------------------------------------------------------
  Option contracts written                         87,874,405
=============================================================
                                                3,997,300,240
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         1,648,464,708
-------------------------------------------------------------
  Foreign currencies                                   (1,500)
-------------------------------------------------------------
  Option contracts written                          1,248,599
=============================================================
                                                1,649,711,807
=============================================================
Net gain on investment securities, foreign
  currencies, and option contracts              5,647,012,047
=============================================================
Net increase in net assets resulting from
  operations                                   $5,512,448,575
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    ---------------
OPERATIONS:

  Net investment income (loss)                                $  (134,563,472)   $   (76,875,258)
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            3,997,300,240      1,644,017,203
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, and option contracts        1,649,711,807      2,669,133,759
================================================================================================
    Net increase in net assets resulting from operations        5,512,448,575      4,236,275,704
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,341,534,330)      (337,206,115)
------------------------------------------------------------------------------------------------
  Class B                                                         (59,304,397)        (8,290,207)
------------------------------------------------------------------------------------------------
  Class C                                                         (16,589,886)        (2,229,567)
------------------------------------------------------------------------------------------------
  Institutional Class                                             (23,400,833)        (5,075,580)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,156,513,412     (1,783,881,252)
------------------------------------------------------------------------------------------------
  Class B                                                         575,351,569        205,093,817
------------------------------------------------------------------------------------------------
  Class C                                                         231,744,660         55,508,352
------------------------------------------------------------------------------------------------
  Institutional Class                                             (16,568,699)        (4,793,973)
================================================================================================
    Net increase in net assets                                  6,018,660,071      2,355,401,179
================================================================================================

NET ASSETS:

  Beginning of year                                            15,288,481,794     12,933,080,615
------------------------------------------------------------------------------------------------
  End of year                                                 $21,307,141,865    $15,288,481,794
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $10,009,800,678    $ 7,663,956,851
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (652,603)          (551,737)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        3,641,131,584      1,617,926,281
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            7,656,862,206      6,007,150,399
================================================================================================
                                                              $21,307,141,865    $15,288,481,794
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

                             AIM CONSTELLATION FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000, the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
      On October 31, 2000, undistributed net investment income was increased by $134,462,606, undistributed net realized gains decreased by $533,265,491 and paid in capital increased by $398,802,885 as a result of differing book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security

                             AIM CONSTELLATION FUND
   at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $6,187,566. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $731,392 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $12,000,634 for such services.
    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $56,629,759, $10,309,561 and $3,222,875,
respectively, as compensation under the Plans.
    AIM Distributors received commissions of $5,088,774 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $411,140 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
    During the year ended October 31, 2000, the Fund paid legal fees of $35,398 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

                             AIM CONSTELLATION FUND

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $279,535 and reductions in custodian fees of $149,374 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $428,909.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $1,709,326,329 were on loan to brokers. The loans were secured by cash collateral of $1,751,204,824. For the year ended October 31, 2000, the Fund received fees of $497,347 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $17,152,741,955 and $17,749,731,694, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $8,003,057,896
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (355,852,740)
==========================================================
Net unrealized appreciation of investment
  securities                                $7,647,205,156
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $13,493,562,897.

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                  -------------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------   -------------
Beginning of year                   22,091    $   3,848,894
-----------------------------------------------------------
Written                            386,055      173,074,240
-----------------------------------------------------------
Closed                            (327,716)    (147,865,412)
-----------------------------------------------------------
Exercised                          (78,989)     (28,781,664)
-----------------------------------------------------------
Expired                             (1,441)        (276,058)
===========================================================
End of year                             --    $          --
___________________________________________________________
===========================================================

                             AIM CONSTELLATION FUND

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                            1999
                                                              ----------------------------   ------------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   --------------   ------------   ---------------
Sold:
  Class A                                                      86,430,817   $3,725,450,424     98,564,141   $ 2,981,238,092
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      16,075,085      679,865,751     10,942,571       332,728,027
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,309,791      266,777,259      5,133,893       156,450,704
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,694,065      165,186,338      1,596,295        51,100,608
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      34,136,740    1,274,304,836     11,320,463       318,895,308
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,560,370       57,000,776        286,888         7,992,642
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         430,722       15,725,642         75,962         2,115,494
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             593,714       23,119,167        170,003         4,957,282
===========================================================================================================================
Reacquired:
  Class A                                                     (90,168,284)  (3,843,241,848)  (167,354,090)   (5,084,014,652)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,863,116)    (161,514,958)    (4,443,036)     (135,626,852)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,210,375)     (50,758,241)    (3,390,263)     (103,057,846)
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (4,750,277)    (204,874,204)    (1,915,980)      (60,851,863)
===========================================================================================================================
                                                               49,239,252   $1,947,040,942    (49,013,153)  $(1,528,073,056)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2000        1999        1998        1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  36.01    $  27.25    $  30.00    $  26.01    $  24.05
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)      (0.01)         --        0.02        0.04
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  12.91        9.50       (0.65)       4.86        2.67
======================================================================================================================
    Total from investment operations                             12.82        9.49       (0.65)       4.88        2.71
======================================================================================================================
Less distributions:
  Distributions from net realized gains                          (3.28)      (0.73)      (2.10)      (0.89)      (0.75)
======================================================================================================================
Net asset value, end of period                                $  45.55    $  36.01    $  27.25    $  30.00    $  26.01
______________________________________________________________________________________________________________________
======================================================================================================================
Total return                                                     37.14%      35.46%      (1.85)%     19.42%      11.81%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $288,097    $244,369    $189,039    $188,109    $293,035
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.65%(a)    0.64%       0.63%       0.65%       0.66%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.68%(a)    0.66%       0.65%       0.67%       0.67%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.18)%(a)  (0.04)%     (0.01)%      0.06%       0.21%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             88%         62%         76%         67%         58%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Ratios are based on average daily net assets of $316,573,355.

                             AIM CONSTELLATION FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

                             AIM CONSTELLATION FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Constellation Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                     VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR    AGAINST     ABSTENTIONS
        ----------------                                              -----------  ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527         N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079         N/A    21,455,763
        Owen Daly II................................................  880,468,204         N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500         N/A    21,476,342
        Jack M. Fields..............................................  880,960,800         N/A    21,438,042
        Carl Frischling.............................................  880,836,332         N/A    21,562,510
        Robert H. Graham............................................  880,965,547         N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296         N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481         N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241         N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359  17,637,580   274,126,903**
(3)     Adjournment of approval of a new Master Investment Advisory
        Agreement with A I M Advisors, Inc. ........................  148,815,037   3,775,840   108,949,703**
(4)(a)  Adjournment of approval of changing or adding the
        Fundamental Restriction on Issuer Diversification...........  146,725,898   4,748,423   110,066,259**
(4)(b)  Adjournment of approval of changing the Fundamental
        Restriction on Borrowing Money and Issuing Senior
        Securities..................................................  145,567,651   5,945,414   110,027,515**
(4)(c)  Adjournment of approval of changing the Fundamental
        Restriction on Underwriting Securities......................  146,308,708   5,185,210   110,046,662**
(4)(d)  Adjournment of approval of changing the Fundamental
        Restriction on Industry Concentration.......................  146,629,854   4,935,728   109,974,998**
(4)(e)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Real Estate............  145,325,584   6,234,164   109,980,832**
(4)(f)  Adjournment of approval of changing the Fundamental
        Restriction on Purchasing or Selling Commodities............  144,829,553   6,767,318   109,943,709**
(4)(g)  Adjournment of approval of changing the Fundamental
        Restriction on Making Loans.................................  144,381,770   7,183,646   109,975,164**
(4)(h)  Adjournment of approval of a new Fundamental Investment
        Restriction on Investing all of the Fund's Assets in an
        Open-End Fund...............................................  143,819,821   7,611,875   110,108,884**
(4)(i)  Adjournment of approval of the Elimination of Fundamental
        Restriction on Investing for the Purpose of Control.........  145,888,753   5,810,782   109,841,045**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  252,917,796   1,877,459     6,745,325

                             AIM CONSTELLATION FUND

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matters were then considered:

                                                                                     VOTES       WITHHELD/
        MATTER                                                         VOTES FOR    AGAINST     ABSTENTIONS
        ------                                                        -----------  ----------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Fund, Inc. as a Delaware business trust..............  771,237,475  25,045,711   214,550,642**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc. .......................................  207,567,563   4,837,946    66,979,021**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................  204,889,217   6,178,168    68,317,145**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............  203,431,254   7,697,924    68,255,352**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  204,289,667   6,800,691    68,294,172**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  204,842,375   6,345,147    68,197,008**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  203,254,575   7,923,816    68,206,139**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................  202,670,638   8,560,026    68,153,866**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  202,080,016   9,088,427    68,216,087**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......  201,812,739   9,181,293    68,390,498**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................  203,831,333   7,497,035    68,056,162**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                     VOTES       WITHHELD/
        MATTER                                                         VOTES FOR    AGAINST     ABSTENTIONS
        ------                                                        -----------  ----------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of AIM Equity Funds, Inc. as
        a Delaware business trust...................................  824,680,935  26,389,312   203,059,248**

---------------

* Proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                             AIM CONSTELLATION FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

    Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

    Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                            OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                             Robert H. Graham                         11 Greenway Plaza
Chairman, President and                      Chairman and President                   Suite 100
Chief Executive Officer                                                               Houston, TX 77046
A I M Management Group Inc.                  Carol F. Relihan
                                             Senior Vice President and Secretary      INVESTMENT ADVISOR
Bruce L. Crockett
Director                                     Gary T. Crum                             A I M Advisors, Inc.
ACE Limited;                                 Senior Vice President                    11 Greenway Plaza
Formerly Director, President, and                                                     Suite 100
Chief Executive Officer                      Edgar M. Larsen                          Houston, TX 77046
COMSAT Corporation                           Vice President
                                                                                      SUB-ADVISOR
Owen Daly II                                 Dana R. Sutton
Formerly Director                            Vice President and Treasurer             A I M Capital Management, Inc.
Cortland Trust Inc.                                                                   11 Greenway Plaza
                                             Jim A. Coppedge                          Suite 100
Albert R. Dowden                             Assistant Secretary                      Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and  Melville B. Cox                          TRANSFER AGENT
Director, Magellan Insurance Company,        Vice President
Formerly Director, President and                                                      A I M Fund Services, Inc.
Chief Executive Officer,                     Mary J. Benson                           P.O. Box 4739
Volvo Group North America, Inc.; and         Assistant Vice President and             Houston, TX 77210-4739
Senior Vice President, AB Volvo              Assistant Treasurer
                                                                                      CUSTODIAN
Edward K. Dunn Jr.                           Sheri Morris
Chairman, Mercantile Mortgage Corp.;         Assistant Vice President and             State Street Bank and Trust Company
Formerly Vice Chairman and President,        Assistant Treasurer                      225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                              Boston, MA 02110
President, Mercantile Bankshares             Renee A. Friedli
                                             Assistant Secretary                      COUNSEL TO THE FUND
Jack Fields
Chief Executive Officer                      P. Michelle Grace                        Ballard Spahr
Twenty First Century, Inc.;                  Assistant Secretary                      Andrews & Ingersoll, LLP
Formerly Member                                                                       1735 Market Street
of the U.S. House of Representatives         Nancy L. Martin                          Philadelphia, PA 19103
                                             Assistant Secretary
Carl Frischling                                                                       COUNSEL TO THE TRUSTEES
Partner                                      Ofelia M. Mayo
Kramer, Levin, Naftalis & Frankel LLP        Assistant Secretary                      Kramer, Levin, Naftalis & Frankel LLP
                                                                                      919 Third Avenue
Prema Mathai-Davis                           Lisa A. Moss                             New York, NY 10022
Formerly Chief Executive Officer,            Assistant Secretary
YWCA of the U.S.A.                                                                    DISTRIBUTOR
                                             Kathleen J. Pflueger
Lewis F. Pennock                             Assistant Secretary                      A I M Distributors, Inc.
Partner                                                                               11 Greenway Plaza
Pennock & Cooper                                                                      Suite 100
                                                                                      Houston, TX 77046
Louis S. Sklar
Executive Vice President                                                              AUDITORS
Hines Interests
Limited Partnership                                                                   KPMG LLP
                                                                                      700 Louisiana
                                                                                      Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $1,973,978,446 for the Fund's tax year ended October 31, 2000. Of long-term capital gains distributed, 100% is 20% rate gain.

                             AIM CONSTELLATION FUND

AIM WEINGARTEN FUND

AIM Weingarten Fund is for shareholders who seek long-term growth of capital through investments primarily in common stocks of leading U.S. companies considered by management to have strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Weingarten Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Average annual total returns for Institutional Class shares for periods ended 9/30/00, the most recent calendar quarter-end, are as follows: one year, 27.56%; five years, 22.42%; inception (10/8/91), 18.16%.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The unmanaged Russell 1000 Index represents the performance of the stocks of large-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

RESULTS OF A $10,000 INVESTMENT
AIM WEINGARTEN FUND
VS. BENCHMARK INDEX

10/8/91-10/31/00

in thousands
================================================================================
                           AIM Weingarten Fund,
                           Institutional Class           Russell 1000
--------------------------------------------------------------------------------
10/8/91                          $10,000                    $10,000
10/92                             11,110                     11,253
10/93                             11,836                     13,030
10/94                             12,354                     13,434
10/95                             15,898                     17,062
10/96                             18,337                     20,073
10/97                             23,356                     27,650
10/98                             26,343                     33,101
10/99                             36,682                     41,569
10/00                             40,727                     45,334

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

Performance results for the indexes are for the period
9/30/91-10/31/00.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00

================================================================================
AIM WEINGARTEN FUND, INSTITUTIONAL CLASS
  Inception (10/8/91)           16.76%
  5 years                       20.70
  1 year                        11.03
================================================================================

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.



                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW


DESPITE MARKET VOLATILITY, FUND BEATS INDEXES

HOW DID AIM WEINGARTEN FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended October 31, 2000, AIM Weingarten Fund performed well despite the volatility that affected stock markets during most of 2000. Total return of the Institutional Class was 11.03% for the fiscal year; the S&P 500 returned 6.08% and the Russell 1000 Index returned 9.06%.
    The fund's performance for the entire fiscal year includes significant gains made in late 1999 and early 2000 when the stock market performed quite strongly; during the second half of the fiscal year performance was adversely affected by the sell-off in technology stocks and other market difficulties.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
U.S. stock markets were volatile for most of 2000, with significant sell-offs in March through May and again in August through October. In the spring, investors worried that the Federal Reserve Board (the Fed) would continue raising interest rates to slow torrid economic growth and to forestall inflation. The Fed raised the federal funds rate (the rate banks charge one another for overnight loans) from 6.0% to 6.5% in May--the sixth increase since June 1999. But with data showing that economic growth was slowing and that inflation was in check, the Fed kept rates unchanged at its June, August and October meetings.
    Early in 2000, investors became concerned that many technology stocks that had propelled the markets higher in 1999 might have become overvalued. In late summer and fall, rising oil prices and Middle East tensions made investors skittish, sparking a second major stock-market sell-off. Investors also became concerned about a string of corporate earnings warnings and disappointing third-quarter earnings announcements by a number of major corporations. Higher oil prices and a weak euro (the common currency adopted in 1999 by 11 European nations) negatively affected corporate profits.

HOW WAS THE FUND'S PORTFOLIO POSITIONED AT THE CLOSE OF THE REPORTING PERIOD? Compared to its S&P 500 benchmark, the fund remained overweighted in technology stocks. While tech stocks have been volatile during much of 2000, we continue to be bullish about their long-term potential. The fund's investment discipline prevents us from buying high-flying technology stocks (or any other type of stock) with little or no earnings. We believe that companies building the Internet's infrastructure may continue to experience significant long-term growth; we also believe that companies that are leading the technological revolution represent attractive long-term holdings. The technology revolution is a long-term trend, not a short-term phenomenon.
    Large pharmaceutical companies were also represented in the fund's holdings. As market volatility spooked investors for much of the fiscal year, pharmaceutical stocks were widely viewed as a "safe haven" because of their relatively predictable earnings. Demand for pharmaceuticals, after all, is largely inelastic; patients who depend on them for their health must buy them regardless of economic or market conditions.
    The fund was also overweighted in utility stocks at the close of the fiscal year. Utility stocks enjoyed strong earnings growth during the year, benefiting from electric-company deregulation and increased demand for energy. Indeed, utilities were the best-performing sector of the S&P 500 during the fiscal year.
    The fund's holdings at the close of the fiscal year consisted overwhelmingly of large-cap U.S. common stocks. The fund's portfolio was pared from 81 to 71 stocks during the fiscal year as we concentrated on the stocks about which we were most confident.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS?
The fund's major holdings at the close of the fiscal year included the following firms:
o General Electric is a diversified company that produces locomotives and other transportation equipment, household appliances, electric distribution and control equipment, genera-

AIM WEINGARTEN FUND
INSTITUTIONAL CLASS
BEATS INDEXES

One-year returns, as of 10/31/00
================================================================================
FUND INSTITUTIONAL CLASS      11.03%

S&P 500                        6.08%

RUSSELL 1000                   9.06%
================================================================================

                      -------------------------------------

                       BECAUSE OF A DEGREE OF UNCERTAINTY

                         SURROUNDING SHORT-TERM ECONOMIC

                     TRENDS AND INTERNATIONAL DEVELOPMENTS,

                           MARKETS MAY CONTINUE TO BE

                                    VOLATILE.

                      -------------------------------------

                               AIM WEINGARTEN FUND

                       ANNUAL REPORT / MANAGER'S OVERVIEW


PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

=========================================================================================================
TOP 10 EQUITY HOLDINGS                            TOP 10 INDUSTRIES
 1. Sun Microsystems, Inc.              4.12%      1. Computers (Software & Services)              13.38%
 2. General Electric Co.                3.92       2. Communications Equipment                     12.72
 3. Citigroup Inc.                      3.24       3. Electronics (Semiconductors)                  9.59
 4. American Express Co.                2.97       4. Financial (Diversified)                       6.21
 5. JDS Uniphase Corp.                  2.89       5. Computers (Peripherals)                       5.96
 6. EMC Corp.                           2.66       6. Electrical Equipment                          4.93
 7. Pfizer Inc.                         2.55       7. Computers (Hardware)                          4.78
 8. Nortel Networks Corp. (Canada)      2.52       8. Investment Banking/Brokerage                  3.61
 9. VERITAS Software Corp.              2.45       9. Health Care (Drugs-Major Pharmaceuticals)     3.38
10. Xilinx, Inc.                        2.36      10. Computers (Networking)                        3.19

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=========================================================================================================

    tors and turbines, nuclear reactors and medical-imaging equipment. Its recent acquisition of Honeywell is expected to boost its aircraft engine and plastics operations.
o American Express is far more than just a charge-card issuer. The financial-services giant is one of the world's largest travel agencies; it also publishes magazines and provides financial-advisory services. American Express recently opened an online bank and began offering online mortgage and brokerage services.
o EMC is the leading maker of mainframe computer disk-memory hardware and software. While storage hardware accounts for about 80% of its sales, EMC continues to boost its presence in software and related services, with an emphasis on overseeing corporations' Internet data. EMC reports that its earnings have increased by an average of 25% a year for the past half-decade.
o Citigroup--formed by the merger of one of the world's largest banks (Citicorp) and one of the world's largest insurers (Travelers Group)--is the world's largest financial-services company. The company offers credit card, banking, insurance and investment services in some 100 countries around the globe. Its e-Citi unit develops online financial products.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
At the close of the fiscal year, we remained cautiously optimistic about the direction of the U.S. economy. While economic growth is slowing, the economy continues to grow at a sustainable pace. Unemployment dropped to 3.9% in September--matching a 30-year low. Consumer spending continues to grow, albeit at a somewhat more subdued pace than last year, and except for the potential threat of higher oil prices, inflation remains in check. Corporate profits, while declining, remain impressive; indeed, fourth-quarter profits among S&P 500 companies are expected to grow an estimated 14.5% from year-ago levels. And the federal government's record $236 billion budget surplus for fiscal year 2000 will allow it to continue to retire debt and to reduce its future borrowing costs.
    Interest rates seem to have stabilized as the Fed has taken a respite from its string of interest-rate increases, which have roiled the markets for more than a year. However, because of a degree of uncertainty surrounding short-term economic trends and international developments, markets may continue to be volatile. In such an environment, investors would be well advised to remain diversified and to maintain a long-term investment perspective.

                      -------------------------------------

                        THE FUND'S INVESTMENT DISCIPLINE

                       PREVENTS US FROM BUYING HIGH-FLYING

                         TECHNOLOGY STOCKS (OR ANY OTHER

                        TYPE OF STOCK) WITH LITTLE OR NO

                                    EARNINGS.

                      -------------------------------------


                               AIM WEINGARTEN FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-80.49%

BIOTECHNOLOGY-0.40%

Amgen Inc.(a)                         772,600   $    44,762,512
===============================================================

BROADCASTING (TELEVISION, RADIO
  & CABLE)-2.68%

AT&T Corp.-Liberty Media
  Corp.-Class A                     5,000,000        90,000,000
---------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(a)                  6,327,400       210,386,050
===============================================================
                                                    300,386,050
===============================================================

COMMUNICATIONS EQUIPMENT-9.09%

ADC Telecommunications, Inc.(a)     3,698,300        79,051,162
---------------------------------------------------------------
Comverse Technology, Inc.(a)        2,300,000       257,025,000
---------------------------------------------------------------
Corning Inc.                        3,100,000       237,150,000
---------------------------------------------------------------
JDS Uniphase Corp.(a)               3,975,000       323,465,625
---------------------------------------------------------------
Redback Networks Inc.(a)              475,000        50,557,812
---------------------------------------------------------------
Scientific-Atlanta, Inc.            1,030,300        70,511,156
===============================================================
                                                  1,017,760,755
===============================================================

COMPUTERS (HARDWARE)-4.78%

Palm, Inc.(a)                       1,375,000        73,648,438
---------------------------------------------------------------
Sun Microsystems, Inc.(a)           4,163,000       461,572,625
===============================================================
                                                    535,221,063
===============================================================

COMPUTERS (NETWORKING)-3.19%

Cisco Systems, Inc.(a)              2,200,000       118,525,000
---------------------------------------------------------------
Extreme Networks, Inc.(a)             800,000        66,350,000
---------------------------------------------------------------
Juniper Networks, Inc.(a)             625,000       121,875,000
---------------------------------------------------------------
VeriSign, Inc.(a)                     384,100        50,701,200
===============================================================
                                                    357,451,200
===============================================================

COMPUTERS (PERIPHERALS)-5.96%

Brocade Communications Systems,
  Inc.(a)                             700,000       159,162,500
---------------------------------------------------------------
EMC Corp.(a)                        3,346,300       298,029,844
---------------------------------------------------------------
Network Appliance, Inc.(a)            774,500        92,165,500
---------------------------------------------------------------
QLogic Corp.(a)                     1,215,700       117,618,975
===============================================================
                                                    666,976,819
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-11.11%

Adobe Systems Inc.                  1,220,000        92,796,250
---------------------------------------------------------------
America Online, Inc.(a)             1,500,000        75,645,000
---------------------------------------------------------------
Ariba, Inc.(a)                        900,000       113,737,500
---------------------------------------------------------------
BEA Systems, Inc.(a)                1,050,000        75,337,500
---------------------------------------------------------------
Intuit Inc.(a)                      1,800,000       110,587,500
---------------------------------------------------------------
Mercury Interactive Corp.(a)          800,000        88,800,000
---------------------------------------------------------------
Oracle Corp.(a)                     3,400,000       112,200,000
---------------------------------------------------------------
Rational Software Corp.(a)          2,750,000       164,140,625
---------------------------------------------------------------
Siebel Systems, Inc.(a)             1,300,000       136,418,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

VERITAS Software Corp.(a)           1,946,600   $   274,501,016
===============================================================
                                                  1,244,164,141
===============================================================

CONSUMER FINANCE-0.48%

Capital One Financial Corp.           850,000        53,656,250
===============================================================

ELECTRICAL EQUIPMENT-4.93%

General Electric Co.                8,000,000       438,500,000
---------------------------------------------------------------
Sanmina Corp.(a)                      871,900        99,669,069
---------------------------------------------------------------
Symbol Technologies, Inc.             309,000        14,040,188
===============================================================
                                                    552,209,257
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-8.20%

Analog Devices, Inc.(a)             3,650,000       237,250,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)     1,200,000        91,725,000
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      1,650,000        61,771,875
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                           1,400,000        78,837,500
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       129,125,000
---------------------------------------------------------------
TranSwitch Corp.(a)                   948,500        54,775,875
---------------------------------------------------------------
Xilinx, Inc.(a)                     3,648,800       264,309,950
===============================================================
                                                    917,795,200
===============================================================

ENTERTAINMENT-1.25%

Time Warner Inc.                    1,850,000       140,433,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-1.00%

Broadcom Corp.-Class A(a)             505,000       112,299,375
===============================================================

FINANCIAL (DIVERSIFIED)-6.21%

American Express Co.                5,549,900       332,994,000
---------------------------------------------------------------
Citigroup Inc.                      6,891,766       362,679,186
===============================================================
                                                    695,673,186
===============================================================

HEALTH CARE (DIVERSIFIED)-1.28%

IVAX Corp.(a)                       3,289,000       143,071,500
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.99%

Forest Laboratories, Inc.(a)          620,000        82,150,000
---------------------------------------------------------------
Genentech, Inc.(a)                  1,700,000       140,250,000
===============================================================
                                                    222,400,000
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.38%

Allergan, Inc.                      1,100,000        92,468,750
---------------------------------------------------------------
Pfizer Inc.                         6,620,000       285,901,250
===============================================================
                                                    378,370,000
===============================================================

HEALTH CARE (MANAGED CARE)-1.08%

UnitedHealth Group Inc.             1,100,000       120,312,500
===============================================================

                              AIM WEINGARTEN FUND

                                                    MARKET
                                    SHARES           VALUE
HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.09%

PE Corp-PE Biosystems Group         1,045,700   $   122,346,900
===============================================================

INVESTMENT
  BANKING/BROKERAGE-3.61%

Merrill Lynch & Co., Inc.           3,482,200       243,754,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.    2,000,000       160,625,000
===============================================================
                                                    404,379,000
===============================================================

LEISURE TIME (PRODUCTS)-0.86%

Harley-Davidson, Inc.               2,000,000        96,375,000
===============================================================

MANUFACTURING
  (DIVERSIFIED)-1.03%

United Technologies Corp.           1,650,000       115,190,625
===============================================================

NATURAL GAS-2.18%

Dynegy Inc.-Class A                 2,600,000       120,412,500
---------------------------------------------------------------
Enron Corp.                         1,500,000       123,093,750
===============================================================
                                                    243,506,250
===============================================================

POWER PRODUCERS
  (INDEPENDENT)-2.01%

AES Corp. (The)(a)                  1,675,000        94,637,500
---------------------------------------------------------------
Calpine Corp.(a)                    1,650,000       130,246,875
===============================================================
                                                    224,884,375
===============================================================

RETAIL (FOOD CHAINS)-1.15%

Safeway Inc.(a)                     2,350,000       128,515,625
===============================================================

RETAIL (SPECIALTY)-0.73%

Bed Bath & Beyond Inc.(a)           3,165,700        81,714,631
===============================================================

SERVICES (ADVERTISING/MARKETING)-0.55%

TMP Worldwide, Inc.(a)                881,900        61,388,508
===============================================================

SERVICES (DATA PROCESSING)-0.02%

DST Systems, Inc.(a)                   41,400         2,551,275
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.25%

Powerwave Technologies, Inc.(a)       581,000        27,960,625
===============================================================
    Total Domestic Common Stocks
      (Cost $6,723,018,207)                       9,011,756,122
===============================================================

                                                    MARKET
                                    SHARES           VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-10.66%

BERMUDA-1.75%

Tyco International Ltd.
  (Manufacturing-Diversified)       3,458,800   $   196,070,725
===============================================================

CANADA-3.91%

Nortel Networks Corp.
  (Communications Equipment)        6,200,000       282,100,000
---------------------------------------------------------------
PMC-Sierra, Inc.
 (Electronics-Semiconductors)(a)      920,000       155,940,000
===============================================================
                                                    438,040,000
===============================================================

FRANCE-1.12%

Alcatel S.A.-ADR (Communications
  Equipment)                        2,000,000       124,750,000
===============================================================

HONG KONG-1.26%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)            22,000,100       141,044,364
===============================================================

ISRAEL-2.62%

Check Point Software
  Technologies Ltd.
  (Computers-Software &
  Services)(a)                      1,600,000       253,400,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)         675,000        39,909,375
===============================================================
                                                    293,309,375
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $849,041,022)                               1,193,214,464
===============================================================

MONEY MARKET FUNDS-8.15%

STIC Liquid Assets Portfolio(b)   456,311,366       456,311,366
---------------------------------------------------------------
STIC Prime Portfolio(b)           456,311,366       456,311,366
===============================================================
    Total Money Market Funds
      (Cost $912,622,732)                           912,622,732
===============================================================
TOTAL INVESTMENTS-99.30%
  (Cost $8,484,681,961)                          11,117,593,318
===============================================================
OTHER ASSETS LESS
  LIABILITIES-0.70%                                  78,926,373
===============================================================
NET ASSETS-100.00%                              $11,196,519,691
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $8,484,681,961)                             $11,117,593,318
-------------------------------------------------------------
Foreign currencies, at market value (cost
  $94,552,636)                                     93,958,307
-------------------------------------------------------------
Receivables for:
  Collateral for securities loaned                481,391,900
-------------------------------------------------------------
  Investments sold                                 28,386,536
-------------------------------------------------------------
  Fund shares sold                                 15,376,420
-------------------------------------------------------------
  Foreign currency                                    125,025
-------------------------------------------------------------
  Dividends                                         8,112,276
-------------------------------------------------------------
  Securities loaned                                    44,950
-------------------------------------------------------------
Investment for deferred compensation plan             170,032
-------------------------------------------------------------
Other assets                                        1,163,815
=============================================================
    Total assets                               11,746,322,579
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            40,692,751
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        481,391,900
-------------------------------------------------------------
  Fund shares reacquired                           14,036,122
-------------------------------------------------------------
  Deferred compensation plan                          170,032
-------------------------------------------------------------
Accrued advisory fees                               5,798,989
-------------------------------------------------------------
Accrued administrative services fees                   39,955
-------------------------------------------------------------
Accrued distribution fees                           5,403,062
-------------------------------------------------------------
Accrued transfer agent fees                         1,489,451
-------------------------------------------------------------
Accrued operating expenses                            780,626
=============================================================
    Total liabilities                             549,802,888
=============================================================
Net assets applicable to shares outstanding   $11,196,519,691
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                       $ 8,948,781,148
_____________________________________________________________
=============================================================
Class B                                       $ 1,927,513,800
_____________________________________________________________
=============================================================
Class C                                       $   301,590,236
_____________________________________________________________
=============================================================
Institutional Class                           $    18,634,507
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           317,745,991
_____________________________________________________________
=============================================================
Class B                                            71,856,609
_____________________________________________________________
=============================================================
Class C                                            11,234,005
_____________________________________________________________
=============================================================
Institutional Class                                   642,588
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                     $         28.16
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.16 divided by
      94.50%)                                 $         29.80
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                     $         26.82
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                     $         26.85
_____________________________________________________________
=============================================================
Institutional Class
  Net asset value, offering and redemption
    price per share                           $         29.00
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $790,408)                                    $   24,643,007
-------------------------------------------------------------
Dividends from affiliated money market funds       44,169,714
-------------------------------------------------------------
Interest                                               34,190
-------------------------------------------------------------
Security lending income                               151,601
=============================================================
    Total investment income                        68,998,512
=============================================================

EXPENSES:

Advisory fees                                      75,254,931
-------------------------------------------------------------
Administrative services fees                          473,764
-------------------------------------------------------------
Custodian fees                                        694,359
-------------------------------------------------------------
Distribution fees -- Class A                       29,398,785
-------------------------------------------------------------
Distribution fees -- Class B                       18,390,082
-------------------------------------------------------------
Distribution fees -- Class C                        2,310,903
-------------------------------------------------------------
Transfer agent fees -- Class A                     10,695,312
-------------------------------------------------------------
Transfer agent fees -- Class B                      2,939,757
-------------------------------------------------------------
Transfer agent fees -- Class C                        369,411
-------------------------------------------------------------
Transfer agent fees -- Institutional Class             13,407
-------------------------------------------------------------
Trustees' fees                                         50,685
-------------------------------------------------------------
Other                                               2,394,852
=============================================================
    Total expenses                                142,986,248
=============================================================
Less: Fees waived                                  (5,181,384)
-------------------------------------------------------------
    Expenses paid indirectly                         (207,062)
=============================================================
    Net expenses                                  137,597,802
=============================================================
Net investment income (loss)                      (68,599,290)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         1,645,775,410
-------------------------------------------------------------
  Foreign currencies                                4,466,343
-------------------------------------------------------------
  Futures contracts                                 9,049,301
-------------------------------------------------------------
  Option contracts written                       (152,474,766)
=============================================================
                                                1,506,816,288
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (540,721,720)
-------------------------------------------------------------
  Foreign currencies                                 (672,021)
-------------------------------------------------------------
  Foreign currency contracts                          125,025
-------------------------------------------------------------
  Option contracts written                         20,384,517
=============================================================
                                                 (520,884,199)
=============================================================
Net gain from investment securities, foreign
  currencies, futures contracts and option
  contracts                                       985,932,089
=============================================================
Net increase in net assets resulting from
  operations                                   $  917,332,799
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000               1999
                                                              ---------------    --------------

OPERATIONS:

  Net investment income (loss)                                $   (68,599,290)   $  (41,231,383)
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts          1,506,816,288     1,252,613,276
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (520,884,199)    1,427,968,629
===============================================================================================
    Net increase in net assets resulting from operations          917,332,799     2,639,350,522
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                  --        (3,691,627)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                      --          (343,112)
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                  --          (377,640)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                      --            (5,008)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (912,274,100)     (404,965,108)
-----------------------------------------------------------------------------------------------
  Class B                                                        (156,090,644)      (49,731,739)
-----------------------------------------------------------------------------------------------
  Class C                                                         (13,701,366)       (1,700,816)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (12,672,994)       (4,837,664)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         927,796,775        95,538,920
-----------------------------------------------------------------------------------------------
  Class B                                                         724,966,056       347,953,526
-----------------------------------------------------------------------------------------------
  Class C                                                         221,312,749        70,937,422
-----------------------------------------------------------------------------------------------
  Institutional Class                                            (100,840,055)       16,644,022
===============================================================================================
    Net increase in net assets                                  1,595,829,220     2,704,771,698
===============================================================================================

NET ASSETS:

  Beginning of year                                             9,600,690,471     6,895,918,773
===============================================================================================
  End of year                                                 $11,196,519,691    $9,600,690,471
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 7,150,137,050    $5,279,351,381
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (388,227)         (317,554)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            1,414,418,150     1,168,419,727
-----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures contracts and
    option contracts                                            2,632,352,718     3,153,236,917
===============================================================================================
                                                              $11,196,519,691    $9,600,690,471
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

                              AIM WEINGARTEN FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16, 2000. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Institutional Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $68,528,617, undistributed net realized gains decreased by $166,078,761 and paid-in capital increased by $97,550,144 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

                              AIM WEINGARTEN FUND

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. During the year ended October 31, 2000, AIM waived fees of $5,181,384. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
     The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $473,764 for such services.
     The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $7,135,544 for such services.

                              AIM WEINGARTEN FUND

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $29,398,785, $18,390,082 and $2,310,903,
respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,854,495 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $139,887 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $22,699 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $162,324 and reductions in custodian fees of $44,738 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $207,062.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $469,288,729 were on loan to brokers. The loans were secured by cash collateral of $481,391,900 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $151,601 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $16,186,039,935 and $16,154,880,126, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,903,247,458
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (277,218,090)
==========================================================
Net unrealized appreciation of investment
  securities                                $2,626,029,368
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $8,491,563,950.

                              AIM WEINGARTEN FUND

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              --------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    -------------
Beginning of year                                               91,902     $ 116,996,621
----------------------------------------------------------------------------------------
Closed                                                         (85,877)     (111,818,048)
----------------------------------------------------------------------------------------
Exercised                                                       (6,025)       (5,178,573)
========================================================================================
End of year                                                         --     $          --
________________________________________________________________________________________
========================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                          2000                              1999
                                                             ------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                             -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                     38,693,394    $ 1,218,409,892     38,697,927    $   994,480,979
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     26,508,143        797,286,477     17,982,789        456,125,945
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      8,102,015        244,073,425      3,622,407         92,753,207
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,045,908         33,206,382        826,477         21,885,030
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     29,963,538        854,837,292     16,540,521        383,078,048
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,414,678        148,085,997      2,102,927         47,274,883
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        480,423         13,149,166         71,213          1,602,275
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            428,931         12,554,823        217,868          5,146,039
=============================================================================================================================
Reacquired:
  Class A                                                    (36,659,424)    (1,145,450,409)   (50,133,647)    (1,282,020,107)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (7,393,719)      (220,406,418)    (6,174,366)      (155,447,302)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,209,352)       (35,909,842)      (926,007)       (23,418,060)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (4,771,038)      (146,601,260)      (391,478)       (10,387,047)
=============================================================================================================================
                                                              60,603,497    $ 1,773,235,525     22,436,631    $   531,073,890
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

                                                                             INSTITUTIONAL CLASS
                                                              -------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------
                                                              2000(a)      1999      1998      1997      1996
                                                              -------    --------   -------   -------   -------
Net asset value, beginning of period                          $28.96     $  22.18   $ 23.05   $ 20.46   $ 20.48
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.06)        0.02      0.10      0.08      0.17
---------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)        3.29         8.32      2.43      4.90      2.52
===============================================================================================================
    Total from investment operations                            3.23         8.34      2.53      4.98      2.69
===============================================================================================================
Less distributions:
  Dividends from net investment income                            --        (0.10)       --     (0.15)       --
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (3.19)       (1.46)    (3.40)    (2.24)    (2.71)
===============================================================================================================
    Total distributions                                        (3.19)       (1.56)    (3.40)    (2.39)    (2.71)
===============================================================================================================
Net asset value, end of period                                $29.00     $  28.96   $ 22.18   $ 23.05   $ 20.46
_______________________________________________________________________________________________________________
===============================================================================================================
Total return                                                   11.07%       39.20%    12.79%    27.37%    15.34%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $18,634     $114,076   $72,884   $62,124   $60,483
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              0.64%(b)     0.63%     0.62%     0.64%     0.65%
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           0.68%(b)     0.68%     0.67%     0.68%     0.68%
===============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.04)%(b)    0.02%     0.49%     0.50%     0.80%
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                          145%         124%      125%      128%      159%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Calculated using average shares outstanding.
(b) Ratios are based on average daily net assets of $89,095,334.

                              AIM WEINGARTEN FUND

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

                              AIM WEINGARTEN FUND

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Weingarten Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect ten directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert
     H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* Approval of an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  880,499,527          N/A    21,899,315
        Bruce L. Crockett...........................................  880,943,079          N/A    21,455,763
        Owen Daly II................................................  880,468,204          N/A    21,930,638
        Edward K. Dunn, Jr. ........................................  880,922,500          N/A    21,476,342
        Jack M. Fields..............................................  880,960,800          N/A    21,438,042
        Carl Frischling.............................................  880,836,332          N/A    21,562,510
        Robert H. Graham............................................  880,965,547          N/A    21,433,295
        Prema Mathai-Davis..........................................  880,635,296          N/A    21,763,546
        Lewis F. Pennock............................................  880,899,481          N/A    21,499,361
        Louis S. Sklar..............................................  880,825,241          N/A    21,573,601
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of AIM
        Equity Funds, Inc. as a Delaware business trust.............  610,634,359   17,637,580   274,126,903**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................  155,905,942    4,347,529    57,181,536**
(4)(a)  Approval of changing or adding the Fundamental Restriction
        on Issuer Diversification...................................  153,412,321    5,687,335    58,335,351**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior
        Securities..................................................  152,109,119    6,958,091    58,367,797**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  152,857,994    6,166,325    58,410,688**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  151,163,387    5,866,440    58,405,180**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................  151,949,770    7,144,793    58,340,444**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................  151,419,855    7,670,579    58,344,573**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  151,520,720    7,583,526    58,330,761**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's assets in an Open-End Fund......  151,798,097    7,213,173    58,423,737**
(4)(i)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................  149,576,371    9,393,604    58,465,032**
(4)(j)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................  152,446,648    6,906,673    58,081,686**
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  207,451,687    2,065,807     7,917,513

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                    VOTES       WITHHELD/
      MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
      ------                                                        -----------   ----------   -----------
(2)*  Adjournment of approval of an Agreement and Plan of
      Reorganization which provides for the reorganization of AIM
      Equity Funds, Inc. as a Delaware business trust.............  771,237,475   25,045,711   214,550,642**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                    VOTES       WITHHELD/
      MATTER                                                         VOTES FOR     AGAINST     ABSTENTIONS
      ------                                                        -----------   ----------   -----------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the reorganization of AIM Equity Funds, Inc. as
      a Delaware business trust...................................  824,680,935   26,389,312   203,059,248**

---------------

* Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes
---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

                              AIM WEINGARTEN FUND

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                            OFFICERS                             OFFICE OF THE FUND
Robert H. Graham                             Robert H. Graham                     11 Greenway Plaza
Chairman, President and                      Chairman and President               Suite 100
Chief Executive Officer                                                           Houston, TX 77046
A I M Management Group Inc.                  Carol F. Relihan
                                             Senior Vice President and Secretary  INVESTMENT ADVISOR
Bruce L. Crockett
Director                                     Gary T. Crum                         A I M Advisors, Inc.
ACE Limited;                                 Senior Vice President                11 Greenway Plaza
Formerly Director, President, and                                                 Suite 100
Chief Executive Officer                      Edgar M. Larsen                      Houston, TX 77046
COMSAT Corporation                           Vice President
                                                                                  SUB-ADVISOR
Owen Daly II                                 Dana R. Sutton
Formerly Director                            Vice President and Treasurer         A I M Capital Management, Inc.
Cortland Trust Inc.                                                               11 Greenway Plaza
                                             Jim A. Coppedge                      Suite 100
Albert R. Dowden                             Assistant Secretary                  Houston, TX 77046
Chairman of the Board of Directors,
The Cortland Trust and DHJ Media, Inc.; and  Melville B. Cox                      TRANSFER AGENT
Director, Magellan Insurance Company,        Vice President
Formerly Director, President and                                                  A I M Fund Services, Inc.
Chief Executive Officer,                     Mary J. Benson                       P.O. Box 4739
Volvo Group North America, Inc.; and         Assistant Vice President and         Houston, TX 77210-4739
Senior Vice President, AB Volvo              Assistant Treasurer
                                                                                  CUSTODIAN
Edward K. Dunn Jr.                           Sheri Morris
Chairman, Mercantile Mortgage Corp.;         Assistant Vice President and         State Street Bank and Trust Company
Formerly Vice Chairman and President,        Assistant Treasurer                  225 Franklin Street
Mercantile-Safe Deposit & Trust Co.; and                                          Boston, MA 02110
President, Mercantile Bankshares             Renee A. Friedli
                                             Assistant Secretary                  COUNSEL TO THE TRUSTEES
Jack Fields
Chief Executive Officer                      P. Michelle Grace                    Ballard Spahr
Twenty First Century, Inc.;                  Assistant Secretary                  Andrews & Ingersoll, LLP
Formerly Member                                                                   1735 Market Street
of the U.S. House of Representatives         Nancy L. Martin                      Philadelphia, PA 19103
                                             Assistant Secretary
Carl Frischling                                                                   COUNSEL TO THE DIRECTORS
Partner                                      Ofelia M. Mayo
Kramer, Levin, Naftalis & Frankel LLP        Assistant Secretary                  Kramer, Levin, Naftalis & Frankel LLP
                                                                                  919 Third Avenue
Prema Mathai-Davis                           Lisa A. Moss                         New York, NY 10022
Formerly Chief Executive Officer,            Assistant Secretary
YWCA of the U.S.A.                                                                DISTRIBUTOR
                                             Kathleen J. Pflueger
Lewis F. Pennock                             Assistant Secretary                  A I M Distributors, Inc.
Partner                                                                           11 Greenway Plaza
Pennock & Cooper                                                                  Suite 100
                                                                                  Houston, TX 77046
Louis S. Sklar
Executive Vice President                                                          AUDITORS
Hines Interests
Limited Partnership                                                               KPMG LLP
                                                                                  700 Louisiana
                                                                                  Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 17.40% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $1,073,197,845 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                              AIM WEINGARTEN FUND

                                                       [AIM LOGO APPEARS HERE]
                                                      --Registered Trademark--

                                                       AIM Distributors, Inc.
                                                    11 Greenway Plaza, Suite 100
                                                      Houston, Texas 77046-1188

                                                                        INS-AR-1